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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                        Date of Report:  January 3, 1996
                                        -----------------
                       (Date of earliest event reported)

                               FAIRWOOD CORPORATION
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                    018446                   13-3472113
       ------------               -----------                ------------
    (State of Incorporation)   (Commission File Number)     (I.R.S. Employer
                                                           Identification No.)

                              ONE COMMERCE CENTER
                        1201 N. ORANGE STREET, SUITE 790
                              WILMINGTON, DELAWARE
                                 (302) 884-6749
                  (Address of Registrant's Principal Executive
               Offices and telephone number, including area code)
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Item 3.  Bankruptcy or Receivership

          On January 3, 1996, an involuntary bankruptcy petition was filed against the Registrant in the United States Bankruptcy Court for the Southern District of New York by certain holders of the Registrants' Subordinated 16-7/8% Pay-in-Kind Debentures due 2004. The Registrant and the petitioning creditors have agreed to extend until mid-February the Registrant's time to answer or otherwise move with respect to the bankruptcy petition.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

     99a. Press Release, issued January 18, 1996.


                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FAIRWOOD CORPORATION



Date: January 18, 1996                  By:   /s/  John B. Sganga
                                           -------------------------------
                                                 John B. Sganga
                                                 Chief Financial Officer,
                                                 Executive Vice President,
                                                 Secretary and Treasurer
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                                 Exhibit Index
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
Exhibit No.    Description of Exhibit
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
 99a.          Press Release, issued January 18, 1996.
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